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                                                                    EXHIBIT 23.6

                        Consent of Independent Auditors

The Board of Directors
Metro Information Services, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                       /s/ KPMG LLP

Norfolk, Virginia
August 27, 2001